Immunic
THERAPEUTICS

Immunic Therapeutics

Developing Selective Oral Drugs in Immunology

NASDAQ: IMUX



Cantor Global Healthcare Conference – October 4, 2019

Cautionary Note Regarding Forward-Looking Statements

- Certain statements contained in this presentation regarding matters that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA.

- Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; and the nature, strategy and focus of the company.

- Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward- looking statements to reflect events or circumstances after the date of this presentation.



Our Vision

We are developing new therapies with best-in-class potential for the treatment of chronic inflammatory and autoimmune diseases.

Key Investment Highlights

Three potential best-in-class oral therapies	• IMU-838: Potent DHODH inhibitor currently tested in three phase 2 studies • IMU-935: High demand target with substantial potential • IMU-856: Novel target – potentially disease modifying for GI disorders
High value markets	• Autoimmune & immunology with **high unmet medical needs** • **Large markets** for IBD, MS and psoriasis with multibillion USD sales potential
Strong IP position	• IMU-838: Granted patents **until 2031**, patent application coverage **until 2038** • IMU-935: **New compound IP** filed in 2017 • IMU-856: Compound patent filed in 2018
Experienced global management team	• Experienced management team with strong track record and over 90 years of leadership experience in the pharmaceutical industry • Headquartered in the US with R&D operations in Munich, Germany
Strong balance sheet	• Well financed with cash runway to near-term value-driving events • Cash position: USD 36.1 million (as of August 8, 2019) • **Cash expected to last into Q4 2020**

Immunic Leadership Team

Company is led by an experienced management team


Daniel Vitt, PhD
CEO & President


Andreas Muehler, MD, MBA
CMO


Hella Kohlhof, PhD
CSO


Manfred Groeppel, PhD
COO


Sanjay S. Patel, CFA
CFO

Renowned international board of directors


Duane Nash, MD, JD, MBA
Former Director of Vital Therapies


Joerg Neermann, PhD
LSP


Vincent Ossipow, PhD, CFA
Omega Funds


Jan Van den Bossche
Fund+


Daniel Vitt, PhD
CEO & President of Immunic

Development Pipeline



Preclinical
Phase 1
Phase 2
Phase 3
IMU-838
Multiple Sclerosis
DHODH
Ulcerative Colitis
DHODH
Crohn's Disease
DHODH
PSC
DHODH
Investigator-Sponsored Trial performed at Mayo Clinic / NIH
IMU-935
Psoriasis
RORγt
Orphan AI Diseases
RORγt
IMU-856
GI
Intestinal Barrier Function
Completed or ongoing
In preparation or planned

IMU-838 in Multiple Sclerosis

Mode of Action of IMU-838 Enables Broad Therapeutic Use

Mode of Action: DHODH Targeting Leads to Metabolic Stress in Metabolically Activated Cells


Resting Lymphocyte
Activated Lymphocyte
Stressed Lymphocyte
Pharmacological Effects
Disease related activation
Insufficient pyrimidine recycling
IMU-838
Block of transcriptional Elongation
3-8h
Blocking TH17 / TH1 Cytokine Release
HEXIM1 Translocation[1]
3 days
Apoptosis
Apoptotic gene transcript stabilization
• Metabolically silent
• DHODH is functionally not important
• Activation of pyrimidine de novo synthesis
• DHODH ↑ → rate limiting step in pyrimidine synthesis
• IMU-838 triggering:
• Pyrimidine pool ↓
• Metabolic stress signals ↑

[1] Tan et al., 2016, Molecular Cell 62, 34-46

MS Opportunity

Aubagio® (teriflunomide) is currently the **only approved** DHODH inhibitor for MS

Despite its substantial side effects, Aubagio® **reached sales of around USD 1.8 billion in 2018**[1]

IMU-838 has the potential to be a **best-in-class DHODH inhibitor** and **MS drug** due to improved safety and pharmacokinetics profile

[1] http://hugin.info/152918/R/2233891/878937.PDF Accessed April 3, 2019

IMU-838: Potential Advantages in MS

- Potential advantages of IMU-838 therapy compared with Aubagio® (teriflunomide):
  - Selectivity and sensitivity[1] [2] [3] [4]
  - Pharmacokinetic parameters[5] [6]
  - Safety profile[7] [8] [9] [10]
  - Drug-drug interaction potential[6]

[1] FDA CDER Pharmacological Review Teriflunomide 2012
[2] Merrill JE, et al. J Neurol 256: 89-103, 2009
[3] Büttner R, et al. Blood 130 (suppl 1): 4426 abstract, 2017
[4] Cada DJ, et al. Hosp Pharm 48: 231-240, 2013)
[5] FDA CDER Clinical Pharmacology and Biopharmaceutics Review Teriflunomide 2012
[6] Summary of Product Characteristics Aubagio ®
[7] SmPC Aubagio®
[8] FDA CDER Medical Review Teriflunomide, 2012
[9] O'Connor et al, NEJM 365: 1293-1303, 2011
[10] O'Connor et al, NEJM 365: supplementary appendix, 2011

IMU-838: Phase 2 Clinical Trial in RRMS

- **Phase 2 trial** in patients with relapsing-remitting multiple sclerosis (RRMS)*
- Study Design
  - Planning to enroll 195 patients in four countries
  - Primary endpoint: cumulative number of combined unique active (CUA) MRI lesions, up to week 24
  - Central reading of MRI
- Timelines
  - Study started in February 2019
  - Currently estimated to deliver **top-line data in Q3 2020**
  - Positive data would allow for quick start of **phase 3 study** in RRMS

* clinicaltrials.gov: NCT03846219

IMU-838 in Inflammatory Bowel Disease (IBD)

New Oral Treatment with Promising Safety Profile

IBD: Therapeutic Pyramid


Severity of Disease
Severe
Moderate
Mild
Surgery
TNFα-mABs
Vedolizumab
Selective Immunomodulators
Traditional Immunomodulators
Corticosteroids
Budesonide
Aminosalicylates, Antibiotics
IMU-838

IMU-838: Key Strengths That Address Limitation of Existing Therapies in IBD



No clinical evidence of increased rate of viral re-activations – in-vitro data of direct anti-viral effect
Small molecule with low production costs
Mode of action provides a new treatment option for patients failing other therapies in IBD
Once daily oral drug intake – beneficial for patients and could improve compliance
Oral effective treatment option that can be prescribed for a large number of IBD patients
Selective effect towards metabolically activated inflammatory cells

IBD Phase 2a ENTRANCE: Primary Efficacy Results

ENTRANCE study:[1]

- Study performed with active moiety vidofludimus
- All patients failed two attempts to taper down steroids
- Open-label
- Primary efficacy endpoint: steroid-free/steroid-reduced remission (week 12)



Number of Patients
30
25
20
15
10
5
0
26
mITT[2]
88.5%
Total Response
14
Complete Responders (53.9%)
9
Partial Responders (34.6%)
Non-Responders (11.5%)
3
Evaluable Patients

IMU-838 had response rates of:
85.7% in Crohn's disease
91.7% in ulcerative colitis

[1] Herrlinger et.al., 2011, Gastroenterology *140*:588.
[2] mITT: modified intent to treat

IMU-838: Clinical Phase 2 in UC Ongoing

- Active IND in the US; study started in April 2018
- Study design*
  - Central endoscopy assessment for active disease for study eligibility in order to reduce placebo rate
  - Endpoint measuring proportion of patients with symptomatic remission and endoscopic healing at week 10
  - Number of patients estimated to be 240
- Currently more than 70 active sites in 10 countries
  - USA, Western, Central and Eastern Europe
- Interim dosing analysis performed end of August 2019
  - Performed by an unblinded, independent data review committee
  - Immunic hypothesized 30 mg to be the lowest effective dose and therefore anticipated that the 10 mg dose might be discontinued

    → 10 mg surprisingly also showed hints of activity

    → All three doses are being continued

* clinicaltrials.gov: NCT03341962

IBD: Overall Study Program


Two phase 1 trials
Ulcerative colitis (UC) trial
Final 1°
UC efficacy
analysis
Preparation of phase 2 trial in
CD based on interim dosing
analysis in UC ongoing
Crohn's disease (CD) trial
Final 1°
CD efficacy
analysis

IMU-838: Phase 2 Proof-of-Concept Study in PSC

- Ongoing investigator-sponsored trial (IST): Single-arm, open-label, exploratory study planning to enroll 30 patients, aged 18 to 75 years*
  - Conducted at two **Mayo Clinic** sites in Arizona and Minnesota by Prof. Keith Lindor, MD, and Elisabeth Carey, MD, supported by **NIH funding**
  - Dosing: 30 mg IMU-838 qd for six months
  - Primary endpoint: change in serum **alkaline phosphatase (ALP)** at six months compared to baseline
- Study started in **August 2019**
- Positive data should enable immediate start of a pivotal trial in this orphan indication by Immunic



Enrollment
Lead-in dosing
15 mg
(1 week)
Treatment
30 mg
(6 months)
Patient
benefit?
YES
NO
End of study
Move to single patient IND
End of study
Resume standard care

Study Flow Chart

* clinicaltrials.gov: NCT03722576

IMU-935

Unique RORγt Inverse Agonist

Autoimmune Diseases and IMU-935

Challenge:

- Autoimmune diseases are frequent diseases affecting millions of patients worldwide[1]
- Th17/IL-17/RORγt axis is important in auto immunity related diseases[2]
- Antibodies targeting this axis successfully demonstrated this concept but bear the disadvantage of being a non-oral drug[2]

Solution:

- IMU-935 is a potent small molecule targeting RORγt



anti-inflammatory
pro-inflammatory
Treg
FOXP3
Th17
RORγt
IL-17A
IL-17F
IFN-γ
IMU-935

IMU-935: Main Functions of RORγt

- The differentiation towards Th17 cells is inhibited by IMU-935.
- The production of IL-17A and IL-17F is inhibited by IMU-935.
- Result: **IMU-935 allows normal thymocyte maturation** from double negative towards matured CD4+ thymocytes (CD4+ and CD4+/CD8+).



Autoimmune situation
+ IMU-935
①
②
③
Th
Differentiation
Th17
Block of
differentation
Cytokine
production
IL-17A
IL-17F
IFN-γ
Block of
cytokine production
DN
CD4-
CD8-
Thymocyte
maturation
DP
CD4+
CD8+
Normal thymocyte
maturation
No risk
for thymoma



CD4+(%)
50
40
30
20
10
0
0 nM/DMSO
3 nM
30 nM
300 nM

IMU-935: Cytokine Inhibition in Low Nanomolar Range

- Effect of the development compound IM105935 (IMU-935) in stimulated human PBMCs
  - Inhibition of RORγ (20 nM) and DHODH (240 nM) leads to synergistical inhibition of cytokines with IC_{50} of 3-5 nM in stimulated human lymphocytes

	IC_{50} (μM)
IL-17A	0.005
IL-17F	0.004
IFNγ	0.003
IL-1a and b	no inhibition
IL-4,5,6,8	no inhibition
RORγ (MST)	0.024
RORγ (cellular, rep.)	0.020
DHODH	0.240
Th17 differentiation	0.150

Read-out: effect on cytokine production after 48 hours in PBMCs



Resolution 2.6 A of a closely related derivative compound binds to hydroxycholesterol binding site of RORγ

IMU-935: Project Status

- Clinical phase 1 program started in September 2019
  - Ongoing double-blind, placebo-controlled, single and multiple ascending dose trials of IMU-935 in healthy volunteers
  - Extension of these studies to assess safety and mechanism-related biomarkers in patients with mild to moderate psoriasis is planned to start next year
- Expansion to orphan indications with high unmet medical need for accelerated development is ongoing


H1 2019
H2 2019
H1 2020
H2 2020
H1 2021
H2 2021
IMU-935 Psoriasis
IMU-935 Orphan
Preclinical
SAD
MAD
Phase 1b - Patients
Phase 2
Phase 2

Immunic THERAPEUTICS

IMU-856

Restoring Intestinal Barrier Function

IMU-856: Targeting Gut Barrier Function With New Mode of Action


Healthy
GI Disorders
Antigen/pathogen
<Lumen>
Mucus layer
<IECs>
Tight junctions
Non-immunosuppressive concept
<Lumen>
<IECs>
Immune cells
Current SOCs
Inhibit inflammation
IMU-856

- IMU-856 is a potent inhibitor of a **novel target** which was validated in a knock-out animal model
- Targeting restoration of intestinal barrier function without impairing the immune system
- Small **orally available** molecule suitable for once daily dosing
- Obtained through option and licensing agreement with **Daiichi Sankyo Venture Science Labs**

IMU-856: Development Plan

- Possible GI indications
  - IBD, IBS-D, ICI
- Clinical development plan
  - **Phase 1** single and multiple ascending dose studies are expected to **start in H1 2020**
- IMU-856 has substantial potential for the treatment of further diseases outside GI, e.g. CNS
- Product is covered by a global PCT patent application

Summary

Financial Summary

- Nasdaq: **IMUX**
- Headquarters in San Diego – plan to relocate to East Coast in 2019
- Shares outstanding: 10.0 million (as of August 8, 2019)
- Cash position of USD 36.1 million (as of August 8, 2019)
- **Cash runway** expected to be sufficient beyond important value inflection points **into Q4 2020**
- Immunic's reverse takeover with Vital Therapies was supported by a committed investor base **investing approximately USD 30 million in April 2019**

LSP Fund+ LifeCare Partners High-Tech Gründerfonds

OMEGA FUNDS ibg Beteiligungsgesellschaft Sachsen-Anhalt mbH bmp Bayern Kapital Venture Capital für Bayern

Key Investment Highlights – Three Oral Drugs in Development

- IMU-838 currently tested in **three phase 2 trials**
- RRMS **phase 2 data** of IMU-838 expected in Q3 2020
- Very promising **data from interim dosing analysis** of UC phase 2
- Three oral programs in active development – each with unique positioning
  - Phase 1 of **IMU-935** started in Sep 2019 – 1st data expected Q1 2020
  - **IMU-856** could be a **disruptive technology** for treating GI diseases like IBS-D and IBD – restoring intestinal barrier function


Australia
Melbourne
small
IBD
best-in-class
drug
selective
programs
inhibitors
preclinical
RORγt
NASDAQ
colitis
multiple
ulcerative
psoriasis
Crohn's
IMU-856
chronic
inflammatory
Halle/Saale
MayoClinic
Germany
agonist
bowel
biotech
novel
candidates
autoimmune
Martinsried
DaiichiSankyo
Munich
Immunic
oral
healthcare
USA
clinical
proof-of-concept
development
diseases
IMUX
immunology
inverse
immune
molecule
sclerosis
DHODH
IMU-935
PSC
intestinal
IMU-838
therapies
barrier
function
specialist

Thank You!



Immunic, Inc.

11440 West Bernardo Court, Suite 300

San Diego, CA 92127

USA

Jessica Breu

Manager IR & Communications

Phone: +49 89 250 0794 69

Email: ir@immunic.de